SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Paragraph 240.14a-12


                         The United Illuminating Company
                         -------------------------------
                (Name of Registrant as Specified in its Charter)


       -----------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------

(5) Total fee paid:

    -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

     (3) Filing party:

         -------------------------------------------------

     (4) Date filed:

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


                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS


         DATE:    June 26, 2000

         TIME:    10:00 a.m.

         PLACE:   Quinnipiac University
                  275 Mount Carmel Avenue
                  Hamden, Connecticut

MATTERS TO BE VOTED ON:

1.   Election of directors.

2. Approval of the employment of PricewaterhouseCoopers LLP as the Company's independent public accountants for 2000.

3. Any other matters properly brought before the shareowners at the annual meeting or any adjournment of the annual meeting.

         You can vote your shares of common stock at the annual meeting if the Company's records show that you owned the shares on April 24, 2000.

         WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT WE HAVE PROVIDED TO YOU. IF YOU MAIL US BACK THE ENVELOPE FROM ANYWHERE IN THE UNITED STATES, THEN YOU DON'T HAVE TO PUT ANY POSTAGE STAMPS ON THE ENVELOPE.

May 10, 2000

                               By Order of the Board of Directors,

                               ROBERT L. FISCUS,
                               VICE CHAIRMAN OF THE BOARD OF DIRECTORS,
                               CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY


--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

    IN ORDER TO SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE MAIL YOUR PROXY PROMPTLY - REGARDLESS OF THE NUMBER OF SHARES YOU OWN, AND REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

DIRECTIONS TO QUINNIPIAC UNIVERSITY APPEAR AT THE END OF THE PROXY STATEMENT.

                                 PROXY STATEMENT

         The Company is mailing this proxy statement and the attached proxy form on or about May 10, 2000 to all of its shareowners who, according to its records, held common stock as of the close of business on April 24, 2000, in connection with the solicitation of proxies for use at the Annual Meeting of the Shareowners. The annual meeting is going to be held on Monday, June 26, 2000 at 10:00 a.m. at Quinnipiac University, 275 Mount Carmel Avenue, Hamden,
Connecticut for the purposes explained in the accompanying Notice of Annual Meeting of the Shareowners. The Company is making the solicitation and it will bear the expense of printing and mailing proxy materials to shareowners. The Company will ask banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners of shares and to secure their voting instructions, if necessary, and the Company will reimburse them for their reasonable expenses in so doing. Directors, officers and employees of the Company may also solicit proxies personally or by telephone, but they will not be specifically compensated for soliciting proxies. In addition, the Company has retained Georgeson Shareholder Communications of New York, New York, to aid in the solicitation of proxies by similar methods at a cost to the Company of approximately $12,500, plus expenses.

SHAREOWNERS ENTITLED TO VOTE

         At the close of business on April 24, 2000, the record date for the annual meeting, 14,334,922 shares of the Company's common stock were outstanding. All outstanding shares of common stock will be entitled to vote at the meeting, each share being entitled to one vote, on each matter coming before the meeting as explained in the accompanying Notice of Annual Meeting of the Shareowners. In accordance with the Company's bylaws, the President will appoint inspectors of proxies and tellers to count all votes on each matter coming before the meeting.

         Shareowners who are participants in the Company's Automatic Dividend Reinvestment and Common Stock Purchase Plan will receive proxy forms that cover the shares held in their accounts under the plan. American Stock Transfer & Trust Company, the Company's transfer agent under the plan, has authorized the Company to vote shares held in the plan according to the instructions received on the proxy forms.

         If you properly sign and return the accompanying proxy, then the shares covered by that proxy:

o will be voted or not voted, in accordance with the instructions you give on the proxy, to elect as directors for the ensuing year the twelve persons named in this proxy statement, or any other person or persons that the present board of directors will determine if one or more of the twelve persons named is unable to serve;

o will be voted for or against, or not voted, in accordance with the instructions you give on the proxy, with respect to the proposal to approve the retention of PricewaterhouseCoopers LLP as independent public accountants for fiscal year 2000; and

o will be voted in accordance with the discretion of the person or persons designated as proxies on the proxy with respect to other matters, if any, that come before the meeting. The Company is not aware of any other matters to be presented at the meeting.

         You may revoke your proxy at any time prior to its use. In order to revoke your proxy, you must file with the Company's Secretary a written notice of revocation or another properly signed proxy bearing a later date. If you attend the meeting in person you may, if you wish, vote by ballot at the meeting. If you do vote by ballot at the meeting, then the proxy you previously gave would be cancelled.

         Under Connecticut law and the Company's bylaws, shareowners holding a majority of the shares of outstanding common stock will constitute a quorum for purposes of considering and acting upon the matters described in the accompanying Notice of Annual Meeting of the Shareowners.

         Assuming that a quorum is present at the meeting, directors will be elected by a plurality of the votes cast at the meeting. Withholding authority to vote for a director nominee will not prevent that director nominee from being elected. Cumulative voting for directors is not permitted under Connecticut law unless a corporation's certificate of incorporation provides for cumulative voting rights. The Company's certificate of incorporation does not contain a provision for cumulative voting rights.

         Under Connecticut law, assuming that a quorum is present at the meeting, the proposal to retain PricewaterhouseCoopers LLP as the Company's independent public accountants will be approved if the votes cast in favor of this action exceed the votes cast against it. Proxies marked to abstain from voting with respect to this action will not have the legal effect of voting against it.

PRINCIPAL SHAREOWNERS

         In statements filed with the Securities and Exchange Commission, the persons identified in the table below have disclosed beneficial ownership of shares of the Company's common stock as shown in the table. The percentages shown in the right-hand column are calculated based on the 14,334,922 shares of common stock outstanding as of the close of business on April 24, 2000. In the statements filed with the Securities and Exchange Commission, none of the persons identified in the table, except David T. Chase, has admitted beneficial ownership of any shares not held in their individual names. All of the persons identified in the table, including David T. Chase, have denied that they have acted, or are acting, as a partnership, limited partnership or syndicate, or as a group of any kind for the purpose of acquiring, holding or disposing of common stock.


                                                                  AMOUNT AND NATURE
                                  NAME AND ADDRESS                  OF BENEFICIAL
TITLE OF CLASS                   OF BENEFICIAL OWNER                  OWNERSHIP           PERCENT OF CLASS
--------------                   -------------------              -----------------       ----------------

Common Stock                     Rhoda L. Chase                    560,000 shares,              3.91%
                                 280 Trumbull Street               owned directly
                                 Hartford, CT 06103

Common Stock                     Cheryl A. Chase                   79,200 shares,               0.55%
                                 280 Trumbull Street               owned directly
                                 Hartford, CT 06103

Common Stock                     Arnold L. Chase                   230,300 shares,              1.61%
                                 280 Trumbull Street               owned directly
                                 Hartford, CT 06103

Common Stock                     The Darland Trust                 146,000 shares,              1.02%
                                 St. Peter's House,                owned directly
                                 Le Bordage
                                 St. Peter Port
                                 Guernsey GY16AX
                                 Channel Islands(1)

Common Stock                     David T. Chase                    1,010,000 shares,            7.05%
                                 280 Trumbull Street               owned indirectly(2)
                                 Hartford, CT 06103

Common Stock                     DTC Holdings Corporation(3)       210,000 shares,              1.46%
                                 280 Trumbull Street               owned directly
                                 Hartford, CT 06103

                                                                  AMOUNT AND NATURE
                                  NAME AND ADDRESS                  OF BENEFICIAL
TITLE OF CLASS                   OF BENEFICIAL OWNER                  OWNERSHIP          PERCENT OF CLASS
--------------                   -------------------              -----------------      ----------------

Common Stock                     The Rhoda & David Chase           15,000 shares,               0.1%
                                 Family Foundation, Inc. (4)       owned directly
                                 280 Trumbull Street
                                 Hartford, CT 06103

Common Stock                     The Sandra & Arnold Chase         26,500 shares,               0.2%
                                 Family Foundation, Inc. (4)       owned directly
                                 280 Trumbull Street
                                 Hartford, CT 06103

Common Stock                     The Cheryl Chase & Stuart         33,000 shares,               0.2%
                                 Bear Family Foundation,           owned directly
                                 Inc.(4)
                                 280 Trumbull Street
                                 Hartford, CT 06103

---------------------------

(1) The Darland Trust is a trust for the benefit of Cheryl A. Chase and her children. The trustee of this trust is Rothschild Trust Cayman Limited.
(2) All of the shares listed for David T. Chase are included in the shares listed for Rhoda L. Chase, his wife, Cheryl A. Chase, his daughter, Arnold
     L. Chase, his son, and The Darland Trust.
(3) DTC Holdings Corporation was formerly known as American Ranger, Inc. It is a wholly-owned subsidiary of D.T. Chase Enterprises, Inc. and is indirectly owned and controlled by David T. Chase, Rhoda L. Chase, Cheryl A. Chase, Arnold L. Chase, trusts for the benefit of Arnold L. Chase and his children, and trusts for the benefit of Cheryl A. Chase and her children. D.T. Chase Enterprises, Inc. has its address at 280 Trumbull Street, Hartford, CT 06103.
(4) The Chase family foundations are charitable private foundations that are controlled by Cheryl A. Chase, Arnold L. Chase and David T. Chase.

         There is no other person or group of persons known to the Company to be the beneficial owner of more than 5% of the shares of the Company's common stock as of the close of business on April 24, 2000.

NOMINEES FOR ELECTION AS DIRECTORS

         Unless you instruct otherwise on the proxy, shares to which the proxy relates will be voted in favor of the persons listed below for election as directors of the Company. Although the Company knows of no reason why any of the persons listed below will be unable to serve as director, if that should occur, your proxy would be voted for any other person or persons that the present board of directors will determine. All of the nominees listed below were elected directors at the last annual meeting. The stated age of the director nominees will be their age at June 26, 2000. The board of directors has adopted a policy that states that a director will not be a candidate for re-election after his or her seventieth birthday. In accordance with this policy, Frank R. O'Keefe, Jr., a director since 1989, is not a candidate for re-election this year.


                        NAME, PRINCIPAL OCCUPATION, OTHER
                 CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                           DIRECTOR
                     DURING THE PAST FIVE YEARS OF NOMINEE                          AGE      SINCE
                 ------------------------------------------------                   ---      -----

Thelma R. Albright                                                                  53        1995
President, Carter Products Division, Carter-Wallace, Inc., Cranbury, New Jersey.
During 1995,  Ms.  Albright was General  Manager and Executive Vice President of
Revlon Beauty Care Division. Also, Director,  Cosmetics,  Toiletry and Fragrance
Association and Consumer Healthcare Products Association.


Marc C. Breslawsky                                                                  57        1995
President  and  Chief  Operating   Officer,   Pitney  Bowes,   Inc.,   Stamford,
Connecticut. Also, Director, Pitney Bowes, Inc., Pitney Bowes Credit Corp., C.R.
Bard, Inc., Pittston Corp., The Family Foundation of North America,  Connecticut
Business and Industry  Association and United Way of Eastern  Fairfield  County;
Vice  Chairman  of  the  Governor's  Council  of  Economic  Competitiveness  and
Technology;  Member,  Board of  Governors,  the State of  Connecticut/Red  Cross
Disaster Relief Cabinet and the Landmark Club; and Trustee, Norwalk Hospital.

David E. A. Carson                                                                  65        1993
Trustee, People's Mutual Holdings,  Bridgeport,  Connecticut. From 1985-1999 Mr.
Carson  was  Chief  Executive  Officer  of  People's  Bank and  People's  Mutual
Holdings.  Also,  Chairman,  Bridgeport Public Education Fund, Business Advisory
Committee of Connecticut  Commission on Children and Bridgeport Area Foundation;
and Director,  Mass Mutual  Institutional  Funds, MML Series  Investment  Funds,
American Skandia Trust, Old State House,  Hartford,  Connecticut,  The Bushnell,
Hartford, Connecticut, and Hartford Stage Company.

Arnold L. Chase                                                                     48        1999
Chairman of the Board of Directors and  President,  Gemini  Networks,  Inc., and
Executive  Vice  President,  Chase  Enterprises,  Hartford,  Connecticut.  Also,
Director, First International Bank, Juvenile Diabetes Foundation  International,
Old State House Association,  Connecticut Historic Society and Science Center of
Connecticut.

John F. Croweak                                                                     63        1987
Chairman  of the  Board  of  Directors,  Anthem  Blue  Cross  & Blue  Shield  of
Connecticut,  Inc., North Haven,  Connecticut.  Prior to his retirement in 1997,
Mr.  Croweak  served as Chairman of the Board of Directors  and Chief  Executive
Officer of Anthem Blue Cross & Blue Shield of Connecticut  and its  predecessor,
Blue Cross & Blue  Shield of  Connecticut,  Inc.  Also  Chairman of the Board of
Directors, Connecticut American Insurance Company, ProMed Systems, Inc., OPTIMED
Medical Systems and Signal Medical Services,  Inc.; and Director, BCS Financial,
The New Haven Savings Bank, Quinnipiac University, Opticare and Anthem, Inc.



                        NAME, PRINCIPAL OCCUPATION, OTHER
                 CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                           DIRECTOR
                     DURING THE PAST FIVE YEARS OF NOMINEE                          AGE      SINCE
                 ------------------------------------------------                   ---     --------

Robert  L.  Fiscus                                                                  62        1992
Vice Chairman of the Board of Directors,  Chief Financial Officer, Treasurer and
Secretary,  The United Illuminating  Company. Mr. Fiscus served as President and
Chief  Financial  Officer  of the  Company  during the  period  January  1995 to
February 1998 and as Vice Chairman of the Board of Directors and Chief Financial
Officer from  February  1998 to October  1999. He has served as Vice Chairman of the Board of Directors,  Chief Financial Officer,  Treasurer and Secretary since
October  1999.  Also,  Director,   Bridgeport  Regional  Business  Council,  The
Aristotle  Corporation,  Bridgeport Area Foundation and Susquehanna  University;
Governor,  University of New Haven; and Trustee, Central Connecticut Coast Young
Men's Christian Association, Inc.

Betsy Henley-Cohn                                                                   47        1989
Chairman  of the  Board  of  Directors,  Joseph  Cohn & Son,  Inc.,  New  Haven,
Connecticut.  Also, Chairwoman of Birmingham Utilities,  Inc.; and Director, The
Aristotle Corporation and Citizens Bank of Connecticut.

John L. Lahey                                                                       53        1994
President,  Quinnipiac University, Hamden, Connecticut. Also, Director, Yale-New
Haven  Hospital and The  Aristotle  Corporation;  Vice  Chairman  and  Director,
Regional Plan  Association  Board,  New York, New York; and Member,  Greater New
Haven Regional  Leadership  Council and Accreditation  Committee of the American
Bar Association.

F. Patrick McFadden, Jr.                                                            62        1987
Retired Chairman, Citizen's Bank of Connecticut, New Haven, Connecticut.  During
the period 1995 through  1997,  Mr.  McFadden  was  President,  Chief  Executive
Officer  and  Director,  The Bank of New Haven and BNH  Bancshares,  Inc.  Also,
Chairman of the Board of Directors,  Yale-New Haven Health Services Corporation;
and  Member,  Representative  Policy  Board  of the  South  Central  Connecticut
Regional Water District.

Daniel J.  Miglio                                                                   59        1999
Formerly Chairman, President and Chief Executive Officer of Southern New England
Telecommunications  Corporation  during the period 1995 through 1998.  Director,
The  Aristotle  Corporation,  Yale-New  Haven Health  Services  Corporation  and
Connecticut Public Television and Radio; and Chairman, International Festival of
Arts and Ideas.

James A. Thomas                                                                     61        1992
Associate  Dean,  Yale Law School.  Also,  Trustee,  Yale-New Haven Hospital and
People's  Mutual  Holdings;  and  Director,   People's  Bank  and  Sea  Research
Foundation.


                        NAME, PRINCIPAL OCCUPATION, OTHER
                 CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                           DIRECTOR
                     DURING THE PAST FIVE YEARS OF NOMINEE                          AGE      SINCE
                 ------------------------------------------------                   ---     --------

Nathaniel D. Woodson                                                                58        1998
Chairman of the Board of Directors,  President and Chief Executive Officer,  The
United  Illuminating  Company.  Mr.  Woodson  served as  President of the Energy
Systems  Business Unit of Westinghouse  Electric  Corporation  during the period
January  1995 to April 1996.  He has served as  President  of the Company  since
February 1998, Chief Executive  Officer since May 1998 and Chairman of the Board of Directors since January 1999. Also,  Director,  Philip Services  Corporation,
The Enterprise  Center and CURE  (Connecticut  United for Research  Excellence);
Trustee, Yale New-Haven Hospital;  Member, Governor's Council on Competitiveness
and  Technology;  Chairman,  Regional  Leadership  Council;  and Vice  Chairman,
Regional Growth Partnership.

         The board of directors held eleven meetings during 1999. The average attendance record of the directors was 94.9% for meetings of the board of directors and its committees held during 1999.

         Ms. Henley-Cohn and Messrs. Croweak, McFadden and Woodson serve on the Executive Committee of the board of directors. The Executive Committee, a standing committee that has and may exercise all the powers of the board of directors when it is not in session, held four meetings during 1999.

         Msses. Albright and Henley-Cohn and Messrs. Breslawsky, Chase, Croweak, Lahey, McFadden and O'Keefe serve on the Audit Committee of the board of directors. The Audit Committee is a standing committee that oversees the
Company's   financial   accounting  and  reporting   practices;   evaluates  the
reliability  of  the  Company's  system  of  internal   controls;   assures  the
objectivity of independent audits; explores other issues that it deems may potentially affect the Company and its employees; and makes recommendations in these regards to the officers and to the board of directors. The Audit Committee held three meetings during 1999.

         Ms. Albright and Messrs. Breslawsky, Carson, McFadden, Miglio and Thomas serve on the Compensation and Executive Development Committee of the board of directors. The Compensation and Executive Development Committee is a standing committee that reviews the performance of the officers of the Company; reviews and recommends to the board of directors the levels of compensation and other benefits paid and to be paid to the officers of the Company; reviews and administers incentive compensation programs for the officers of the Company; recommends to the board of directors changes in these programs; reviews the recommendations of management for its succession planning and the selection of officers of the Company; and reviews the investment standards, policies and objectives established for, and the performance and methods of, the Company's pension plan investment managers. The Compensation and Executive Development Committee held five meetings during 1999.

         Ms. Henley-Cohn and Messrs. Carson, Croweak, Lahey, O'Keefe and Thomas serve on the Committee on Directors of the board of directors. The Committee on Directors is a standing committee that recommends policy with respect to the composition, organization, practices and compensation of the board of directors and performs the nominating function for the board of directors. The Committee on Directors held five meetings during 1999. The Committee on Directors will consider nominees for election as directors recommended by shareowners upon the timely submission of the names of such nominees with their qualifications and biographical information forwarded to the Committee in care of the Treasurer and Secretary of the Company.

         All of the directors serve on the Strategic Direction Committee of the board of directors. The Strategic Direction Committee is a standing committee that assists the Chief Executive Officer and senior management with the development of an overall strategic plan for the Company, taking into account the key strategic issues facing the Company and the electric utility industry and providing a focus for defining and implementing the annual goals and projects comprising the Company's corporate business and operational plans. The Strategic Direction Committee held two meetings during 1999.

         Ms. Henley-Cohn and Messrs. Carson, Fiscus, Miglio, O'Keefe and Woodson serve on the Finance Committee of the board of directors. The Finance Committee is a standing committee that reviews the financial decisions and transactions necessary to execute the Company's strategic plan and reviews, at least annually, the Company's projected income, cash flow and capital structure. The Finance Committee held one meeting during 1999.

TRANSACTIONS WITH MANAGEMENT

         Under a lease agreement dated May 7, 1991, the Company leased its corporate headquarters offices in New Haven from Connecticut Financial Center Associates Limited Partnership, which is controlled by Arnold L. Chase and members of his immediate family. During 1999, the Company's lease payments to the partnership totaled $6,162,000.

         On March 30, 2000, one of the Company's indirect subsidiaries, United Capital Investments, Inc., agreed to purchase, for $3,750,000, a minority ownership interest in a newly-formed corporation, Gemini-United, Inc., which proposes to develop, build and operate an open-access, hybrid fiber coaxial communications network serving business and residential customers located in the Company's franchised service area. United Capital Investments, Inc. will also provide marketing, management of system customer base, and network deployment and maintenance consulting services to Gemini-United, Inc., for an annual fee of $70,000. The majority owner of Gemini-United, Inc. is Gemini Networks, Inc., a corporation owned and controlled by Arnold L. Chase and members of his immediate family; and Arnold L. Chase is Chairman of the Board of Directors of Gemini-United, Inc. and Chairman of the Board of Directors and President of Gemini Networks, Inc.

CORPORATE GOVERNANCE STANDARDS

         The board of directors has approved the following corporate governance standards for the discharge of its duties to the Company and its shareowners:

         The Board of Directors (the Board) of The United Illuminating Company (the Company) will discharge its duties in accordance with both the letter and the spirit of all of the laws and governmental regulations that are applicable to the Company and its operations, including the Standards of Conduct prescribed for individual Directors by the Connecticut Business Corporation Act. This is the Board's primary governance standard; and the following requirements and proscriptions, which are reviewed by the Board annually and are subject to revision from time to time, are intended to serve as supportive standards in this regard.

BOARD MEMBERS
-------------

     o    The entire Board will be elected annually.

     o A Director will not be a candidate for reelection after his or her seventieth birthday.

     o As a general rule, former executive officers of the Company will not be candidates for election as Directors.

     o A Director will not be a candidate for election to a sixth term unless he or she is the beneficial owner, directly or indirectly, of at least 1,200 shares of the Company's common stock at that time.

BOARD COMMITTEES
----------------

     o Committees of the Board, and members of committees of the Board, will be appointed by affirmative vote of Directors holding a majority of the Directors.

     o The membership of the Audit Committee and the Compensation and Executive Development Committee will consist entirely of independent Directors.

     o The Committee on Directors will assess, annually, the effectiveness of the Board.

FUNCTIONING OF THE BOARD
------------------------

     o Directors will receive materials relative to agenda items as far in advance of Board meetings as feasible.

     o When the Chief Executive Officer of the Company serves as the Chairman of the Board, the senior independent Director, in terms of service, will preside at meetings of the Board at which the Chairman of the Board and Chief Executive Officer is not in attendance, and at executive sessions of independent Directors of the Board, and will also serve as an ex officio member of the Committee on Directors.

     o The Board will review and approve, annually, a strategic plan and an operating plan for the Company.

OFFICERS
--------

     o The Board will evaluate, annually, in an executive session of independent Directors of the Board, the performance of the Chief Executive Officer of the Company.

     o The Chief Executive Officer will report, annually, to the Compensation and Executive Development Committee of the Board, and to the Board, regarding succession planning and management development.

     o Acceptance by any officer of the Company of a compensated appointment to the governing body of another business entity will be subject to prior approval by the Board.

     o Officers of the Company will be required to be beneficial owners, directly or indirectly, of shares of the common stock of the Company in amounts and within time periods determined by the Chief Executive Officer of the Company.

     o Incentive compensation plans will link compensation directly and objectively to measurable goals set in advance by the Board on the recommendation of the Compensation and Executive Development Committee of the Board.

     o Awarded stock options will not be repriced, except in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure or shares of the Company.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table indicates the number of shares of the Company's common stock beneficially owned, directly or indirectly, as of April 24, 2000, by each director, by the Chief Executive Officer during 1999, and by each of the four other most highly compensated officers during 1999, and by all of the directors and officers of the Company as a group.

                                                                    SHARES
                                                                 BENEFICIALLY
          NAME OF INDIVIDUAL OR                                 OWNED DIRECTLY
        NUMBER OF PERSONS IN GROUP                              OR INDIRECTLY
        ----------------------------------------------------------------------
            Thelma R. Albright                                       5,031
            Marc C. Breslawsky                                       6,529
            David E.A. Carson                                       10,743
            Arnold L. Chase                                        230,845
            John F. Croweak                                          4,977
            Robert L. Fiscus                                        34,806
            Betsy Henley-Cohn                                        5,741
            John L. Lahey                                            3,523
            F. Patrick McFadden, Jr.                                 5,332
            Daniel J. Miglio                                         8,619
            Frank R. O'Keefe, Jr.                                    5,843
            James A. Thomas                                          3,274
            Nathaniel D. Woodson                                    12,281
            James F. Crowe                                           7,254
            Albert N. Henricksen                                     3,368
            Anthony J. Vallillo                                      2,613
            20 Directors and Officers as a
            group, including those named above                     366,533

         The number of shares listed in the table above includes those held for the benefit of officers that are participating in The United Illuminating Company 401(k)/Employee Stock Ownership Plan and, in the case of Robert L.
Fiscus, 10,500 shares, and, in the case of all directors and officers as a group, 16,300 shares, that may be acquired currently through the exercise of stock options under the Company's 1990 Stock Option Plan.

         The numbers in the above table are based on reports furnished by the directors and officers. The shares reported for Mr. Chase do not include shares held by other members of his family or entities owned or controlled by him and them, which are described at "Principal Shareowners" above. Mr. Chase does not admit beneficial ownership of any shares other than those shown in the foregoing table, and he has denied that he has acted, or is acting, as a member of a partnership, limited partnership or syndicate, or group of any kind for the purpose of acquiring, holding or disposing of the Company's common stock. With respect to other directors and officers, the shares reported in the foregoing table include, in some instances, shares held by the immediate families of directors and officers or entities controlled by directors and officers, the reporting of which is not to be construed as an admission of beneficial ownership.

         Each of the persons included in the above table has sole voting and investment power as to the shares of common stock beneficially owned, directly or indirectly, by him or her, except as described below:

     o each person listed below shares investment and voting power for the number of shares listed opposite his or her name below with his or her spouse:

                            NAME                   NUMBER OF SHARES
                            ----                   ----------------

                        James F. Crowe                      765
                        Albert N. Henricksen                457
                        All directors and officers
                        as a group                        1,414

     o voting and investment power is held by the other people or entities described below with respect to the number of shares listed opposite their respective names:

                                                        NAME OF OTHER PERSON OR
                                                        ENTITY HOLDING VOTING
       NAME                     NUMBER OF SHARES         AND INVESTMENT POWER
       ----                     ----------------        -----------------------

    David E.A. Carson                   162                    Spouse
    Robert L. Fiscus                    700                    Trust
    Betsy Henley-Cohn                 2,035                    Trust
    Frank R. O'Keefe, Jr.               672                    Trust
    Nathaniel D. Woodson             12,000                    Trust
    James F. Crowe                       10                    Child
    All directors and officers
    as a group                       15,817             Spouse, Trust or Child

         The number of shares listed in the stock ownership table above also includes the number of stock units listed opposite each person's name below, for which neither investment nor voting power is held:

       NAME                     NUMBER OF SHARES
       ----                     ----------------

    Thelma R. Albright                4,791
    Marc C. Breslawsky                6,429
    David E.A. Carson                 9,745
    Arnold L. Chase                     545
    John F. Croweak                   4,054
    Betsy Henley-Cohn                 1,729
    John L. Lahey                       613
    F. Patrick McFadden, Jr.          2,957
    Daniel J. Miglio                    619
    Frank R. O'Keefe, Jr.             4,926
    James A. Thomas                   1,301

These stock units are in stock accounts under the Company's Non-Employee Directors' Common Stock and Deferred Compensation Plan, described below at "Director Compensation." Stock units in this plan are payable, in an equivalent number of shares of the Company's common stock, upon termination of service on the board of directors.

         The number of shares of common stock beneficially owned by Mr. Chase, as listed in the above stock ownership table, is approximately 1.6% of the 14,334,922 shares of common stock outstanding as of April 24, 2000. The number of shares of common stock beneficially owned by each of the other persons included in the foregoing table is less than 1% of the outstanding shares of common stock as of April 24, 2000; and the number of shares of common stock beneficially owned by all of the directors and officers as a group represents approximately 2.6% of the outstanding shares of common stock as of April 24, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities of the Company. Directors, officers and greater-than-ten-percent shareowners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999 all Section

16(a)  filing   requirements   applicable   to  its   directors,   officers  and
greater-than-ten-percent shareowners were complied with.

EXECUTIVE COMPENSATION

         The following table shows the annual and long-term compensation, for services in all capacities to the Company for the years 1999, 1998 and 1997, of the person who served as Chief Executive Officer during 1999 and of the four other most highly compensated persons during 1999 who were serving as executive officers at December 31, 1999:

                                                                       LONG-TERM COMPENSATION
                                                                       ----------------------
         NAME AND                          ANNUAL COMPENSATION      SECURITIES UNDERLYING   LTIP       ALL OTHER
                                           -------------------
      PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)     OPTIONS/SARS(#)       PAYOUTS($)  COMPENSATION
      ------------------            ----   ---------   --------     ---------------       ---------   ------------

Nathaniel D. Woodson                1999   $412,000    $220,000         21,000                         $169,338
Chairman of the Board of            1998    341,668     105,000         80,000                           38,756
Directors, President and Chief
Executive Officer

Robert L. Fiscus                    1999   $233,200    $110,000         15,500            $334,141       $8,471
Vice Chairman of the Board of       1998    224,900      55,000                            260,691        7,745
Directors, Chief Financial Officer, 1997    220,400      70,000                             59,850        7,360
Treasurer and Secretary

James F. Crowe                      1999   $187,900     $70,000          8,000            $257,031       $7,750
Group Vice President                1998    181,200      37,000                            200,531        7,235
                                    1997    177,600      55,000                             42,750        6,830

Anthony J. Vallillo                 1999   $185,900     $68,000          8,000            $257,031       $7,105
Group Vice President                1998    175,700      46,000                             72,191        6,679
                                    1997    170,000      55,000                              6,840        6,144

Albert N. Henricksen                1999   $162,700     $60,000          8,000            $154,219       $7,304
Group Vice President                1998    147,650      36,000                             96,255        6,876
                                    1997    140,600      38,000                             13,680        6,401

         None of the persons named in the table received any cash compensation in any of the years shown other than the amounts appearing in the columns captioned "Salary ($)," "Bonus ($)," "LTIP Payouts ($)" and "All Other Compensation." None of these persons received, in any of the years shown, any cash-equivalent form of compensation, other than through participation in the Company's group life, health and hospitalization plans, which are available on a uniform basis to all salaried employees of the Company and the dollar value of which, together with the dollar value of all other non-cash perquisites and other personal benefits received by that person, did not exceed the lesser of $50,000 or 10% of the total salary and bonus compensation received by him for the year.

         The amounts appearing in the column captioned "Annual Compensation - Bonus ($)" in the above table are awards earned in the years 1997, 1998 and 1999 pursuant to the Executive Incentive Compensation Program described below.

         The amount 80,000 appearing under the column captioned "Long-Term Compensation - Securities Underlying Options/SARs(#)" for Mr. Woodson is the number of phantom stock options on shares of the Company's common stock granted to him in February of 1998 at the time of his employment as President. The options are exercisable at the rate of 16,000 options on each of the first five anniversaries of the grant date during the term of Mr. Woodson's employment agreement, which is described below. The other amounts appearing in this column are numbers of stock options on shares of the Company's common stock granted to each of the persons named on March 22, 1999 under the 1999 Stock Option Plan described below. The options are exercisable at the rate of one-third of the options on each of the first three anniversaries of the grant date.

         The amount listed for each person under the column captioned "Long-Term Compensation - LTIP Payouts ($)" for fiscal year 1999 is the amount that he earned for the 1997-1999 performance period under the 1996 Long-Term Incentive Program described below. The cash payouts were made in February 2000. The amount listed for each person under the column captioned "Long-Term Compensation - LTIP Payouts ($)" for fiscal year 1998 is the amount that he earned for the 1996-1998 performance period under the 1996 Long-Term Incentive Program. The cash payouts were made in March 1999. The amount listed for each person under the column captioned "Long-Term Compensation - LTIP Payouts ($)" for fiscal year 1997 is the amount that he earned for the 1995-1997 performance period under the 1993 Dividend Equivalent Program. Under this program, which was terminated when the 1996 Long-Term Incentive Program was established, each officer of the Company was awarded a number of dividend equivalent units prior to the commencement of the 1995 performance period and, according to the ranking of the Company's total shareowner return during the performance period relative to the total shareowner returns of a preselected peer group of companies, the officer earned a number of dividend equivalent units that resulted in a cash payment equal to that number of units multiplied by the sum of all dividends paid per share on the Company's common stock during the performance period. The cash payments were made in February 1998.

         The amounts appearing in the column captioned "All Other Compensation," except the amounts shown for Mr. Woodson, are cash contributions by the Company to The United Illuminating Company 401(k)/Employee Stock Ownership Plan on behalf of each of the persons named for (i) a match of pre-tax elective deferral contributions by him to the plan from his salary and bonus compensation (included in the columns captioned "Salary ($)" and "Bonus ($)"), and (ii) an additional contribution by the Company equal to 25% of the dividends paid on his shares in the plan. Cash contributions of $5,403 and $5,521 were made on behalf of Mr. Woodson for these purposes during 1998 and 1999 respectively, and are included in the amount appearing in this column. In addition, during 1998, Mr. Woodson received a reimbursement of his relocation expenses, in the amount of $33,355, when he moved from Pennsylvania to Connecticut at the commencement of his employment. In 1999, Mr. Woodson received $163,817 as reimbursement for the costs associated with the selling of his residence in Pennsylvania.

         The Company's Executive Incentive Compensation Program was established in 1985 for the purposes of (i) helping to attract and retain executives and key managers of high ability, (ii) heightening the motivation of those executives and key managers to attain goals that are in the interests of shareowners and customers, and (iii) encouraging effective management teamwork among the executives and key managers of the Company. Under this program, cash awards may be made each year to officers and key employees based on their achievement of pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for the preceding year, and upon an assessment of the officers' performance as a group with respect to strategic opportunities during that year. Eligible officers, performance levels and specific goals are determined each year by directors who are not employees, and incentive awards are paid following action by the board of directors after the close of the year. Incentive awards are made from individual target incentive award amounts, which are prescribed percentages of the individual participants' salaries, ranging from 20% to 35% depending on each participant's payroll salary grade. A participant may, by achieving his or her pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for a year, become eligible for an incentive award for this achievement of up to 150% of his or her target incentive award amount for that year.

         The Company's 1996 Long-Term Incentive Program was established for the purposes of (i) promoting the long-term success of the Company by attracting, retaining and providing financial incentives to key employees who are in a position to make significant contributions toward that success, (ii) linking the interests of these key employees to the interests of the shareowners, and (iii) encouraging these key employees to maintain proprietary interests in the Company and achieve extraordinary job performance levels. Under the program, an initial three-year performance period commenced on January 1, 1996, three-year performance periods commenced on January 1, 1997 and January 1, 1998, and a series of three-year performance periods was to commence on January 1, 1999 and on each January 1 thereafter to and including January 1, 2005. In 1999, the board of directors determined to substitute stock options, under the 1999 Stock Option Plan described below, for the 1996 Long-Term Incentive Program. Under the program, the board of directors has designated the officer-participants in the program for each performance period, the number of contingent performance shares awarded each officer-participant for that performance period, and a peer group of companies comparable to the Company for that performance period. Each contingent performance share is a share unit, equivalent to one share of the Company's common stock, credited to an officer-participant's performance share account in the program on a conditional basis at the beginning of a performance period. At the end of each performance period, the number of performance shares earned for the performance period is calculated on the basis of the Company's total shareowner return during the performance period relative to the peer group of companies preselected by the board of directors for that performance period. Total shareowner return for the Company, and for each member of the peer group, for a performance period is measured by the formula:

      Change in Market Price from    +    Dividends Declared During the Period
      Beginning to End of Period
      ------------------------------------------------------------------------
                        Market Price at Beginning of Period

If the Company's total shareowner return for the performance period ranks at the ninetieth percentile among the total shareowner returns of the peer group companies, the number of performance shares earned by the officer-participant is equal to the number of contingent performance shares awarded to that officer-participant at the commencement of the performance period. If the Company's total shareowner return ranks below the thirtieth percentile among those of the peer group companies, no performance shares are earned for the performance period. If the Company's total shareowner return ranks between the thirtieth and the ninetieth percentiles, the number of performance shares earned is calculated from a scale rising from 15% to 100%. On each dividend payment date with respect to the Company's common stock, the earned performance shares in an officer-participant's performance share account are credited with an additional number of performance shares in an amount equal to the dividend payable on the earned performance shares in the account divided by the market price of the Company's common stock on the dividend payment date. Upon the termination of an officer-participant's employment, the officer-participant is paid, in cash, an amount equal to the number of earned performance shares in his or her performance share account multiplied by the market price of the Company's common stock on the employment termination date. An officer-participant is also entitled to payment at any time, in cash, of the value of the earned performance shares in his or her performance share account, provided that the officer-participant is in compliance with the minimum stock ownership requirement for such officer prescribed by the board of directors at that time.

         The Company's 1999 Stock Option Plan is intended to promote the profitability of the Company and its subsidiaries by providing directors, officers and key full-time employees with incentives to contribute to the Company's success, and enable the Company to attract, retain and reward the best available directors and managerial employees. A maximum of 650,000 shares of the Company's common stock may be purchased under the 1999 Stock Option Plan, and the maximum number of shares that may be purchased through options granted in any one year to any optionee may not exceed 50,000. Options under the 1999 Stock Option Plan may be granted as incentive stock options, intended to qualify for favorable tax treatment under federal tax law, or as nonqualified stock options. When incentive stock options or nonqualified stock options become exercisable and are exercised by the optionee to whom they have been granted, the optionee pays the Company the exercise price per share fixed on the date of the option grant and receives shares of common stock equal to the number of incentive stock options or nonqualified stock options exercised. All proceeds received by the Company from the exercise of options are used for general corporate purposes. Directors who are not employees of the Company select the optionees, determine the number of stock options to be granted to each optionee, whether the stock options will be nonqualified stock options or incentive stock options, and whether any stock option will include a right to purchase an additional share of common stock contingent upon the option holder's having exercised the stock option and having paid its exercise price in full in shares of common stock (a "reload right"). The non-employee directors also determine the period within which each stock option granted will be exercisable, and may provide that the stock options will become exercisable in installments.

The following rules must be observed under the 1999 Stock Option Plan:

o the exercise price for each option must be equal to or greater than the fair market value of the common stock on the date of the creation of the option, determined by averaging the high and low sales prices of the common stock on the New York Stock Exchange on that date,

o    no option may be repriced after the date of its creation,

o no stock option may be exercisable less than one year, or more than ten years, from the date it is granted,

o no more than 1/3 of the number of stock options granted to any optionee on any date may first become exercisable in any twelve-month period,

o in the case of the grant of an incentive stock option to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of the stock of the Company or any of its subsidiaries, in no event may the stock option be exercisable more than five years from the date it is granted,

o in the case of incentive stock options, the number of stock options granted to an optionee on any date that may first become exercisable in any calendar year must be limited to $100,000 divided by the exercise price per share,

o an option arising from the exercise of a reload right cannot be exercised before the six-month anniversary of the date when the reload right was exercised, and it will expire on the same date on which the option from which it arose would have expired if it had not been exercised,

o except as otherwise provided in the 1999 Stock Option Plan, an employee optionee may exercise a stock option only if he or she is, and has continuously been since the date of the stock option was granted, a full-time employee of the Company or one of its subsidiaries.

         The Company has entered into an employment agreement with Mr. Woodson, which will continue in effect until terminated by the Company at any time or by Mr. Woodson on six months' notice. This agreement provides that the annual salary rate of Mr. Woodson will be $400,000, subject to upward revision by the board of directors at such times as the salary rates for other officers of the Company are reviewed by the directors, and subject to downward revision by the board of directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salary paid to Mr. Woodson in 1998 and 1999, shown on the above table, was paid pursuant to this agreement. This agreement also provides that when Mr. Woodson's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.0% of his highest three-year average total salary and bonus compensation from the Company times the number of years (not to exceed 30) of his deemed service as an employee of the Company, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates Mr. Woodson's employment on less than three years' notice and without cause, he will receive four benefits: (i) He will be paid the present value of his supplemental retirement benefit. The present value of the benefit will be calculated by assuming that he retires at his normal retirement date and lives until the age when an average person dies. (ii) He will continue to receive his then-current salary for a period of three years. (iii) He will continue to participate in the Company's employee benefit plans and programs for one year.
(iv) If his termination occurs in connection with a change in control of the Company, the three-years' salary continuation benefit will be accelerated into an immediate lump-sum payment, and he will choose either a cash severance payment equal to a year of his then-current salary and bonus compensation, or an increase of any combination of years of age, or years of service as an employee, totaling six, for purposes of calculating his supplemental retirement benefit or the benefits payable under the Company's retiree medical benefit plans. Under the Company's Change in Control Severance Plan, if Mr. Woodson's employment is terminated without cause within two years following a change in control of the Company, he will be entitled to receive, in lieu of his employment agreement termination benefits, a severance payment of three years' compensation at his then-current salary and bonus rate, an increase of three years of service in the calculation of his supplemental retirement benefit and the benefits payable under the Company's retiree medical benefit plans, and three years of continued participation in the Company's employee benefit plans and programs.

         The Company has also entered into employment agreements with Messrs. Fiscus and Crowe, each of which will continue in effect until terminated by the Company on three years' notice or by the officer on six months' notice. These agreements provide that the annual salary rates of Messrs. Fiscus and Crowe will be $218,400 and $176,600, respectively, subject to upward revision by the board of directors at such times as the salary rates of other officers of the Company are reviewed by the directors, and subject to downward revision by the board of directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salaries paid to Messrs. Fiscus and Crowe in 1997, 1998 and

1999, shown on the above table, were paid pursuant to these agreements. Each of these agreements also provides that when the officer's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.2% of his highest three-year average total salary and bonus compensation from the Company times the number of years of his service deemed as an employee, which number of years is not to exceed 30 years, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates the officer's employment on less than three years' notice and without cause, he will receive four benefits:
(i) He will be paid the present value of his supplemental retirement benefit. The present value of the benefit will be calculated by assuming that he retires at his normal retirement date and lives until the age when an average person dies. (ii) He will continue to receive his then-current salary for a period of three years. (iii) He will continue to participate in the Company's employee benefit plans and programs for three years. (iv) If his termination occurs in connection with a change in control of the Company, the three-years' salary continuation benefit will be accelerated into an immediate lump-sum payment, and he will choose either a severance payment equal to two years of his then-current salary and bonus compensation, or an increase of any combination of years of age, or years of service as an employee, totaling six, for purposes of calculating his supplemental retirement benefit or the benefits payable under the Company's retiree medical benefit plans. Under the Company's Change in Control Severance Plan, if the officer's employment is terminated without cause within two years following a change in control of the Company, he will be entitled to receive, in lieu of his employment agreement termination benefits, a severance payment of two years' compensation at his then-current salary and bonus rate, an increase of two years of service in the calculation of his supplemental retirement benefit and the benefits payable under the Company's retiree medical benefit plans, and two years of continued participation in the Company's employee benefit plans and programs.

         The Company has also entered into employment agreements with Messrs. Vallillo and Henricksen, each of which will continue in effect until terminated by the Company at any time or by the officer on six months' notice. These agreements provide that the annual salary rates of Messrs. Vallillo and Henricksen will be $140,000 and $136,900, respectively, subject to upward revision by the board of directors at such times as the salary rates for other officers of the Company are reviewed by the directors, and subject to downward revision by the board of directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salaries paid to Messrs. Vallillo and Henricksen in 1997, 1998 and 1999, shown on the above table, were paid pursuant to these agreements. Each of these agreements also provides that when the officer's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.0% of his highest three-year average total salary and bonus compensation from the Company times the number of years of his service as an employee, which number of years is not to exceed 30 years, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates the officer's employment without cause, he will receive two benefits: (i) He will be paid the present value of his supplemental retirement benefit. The present value of the benefit will be calculated by assuming that he retires at his normal retirement date and lives until the age when an average person dies. (ii) He will choose either a severance payment equal to two years of his then-current salary and bonus compensation, or an increase of any combination of years of age, or years of service as an employee, totaling six, for purposes of calculating his supplemental retirement benefit or the benefits payable under the Company's retiree medical benefit plans. Under the Company's Change in Control Severance Plan, if the officer's employment is terminated without cause within two years following a change in control of the Company, he will be entitled to receive, in lieu of his employment agreement termination benefits, a severance payment of two years' compensation at his then-current salary and bonus rate, an increase of two years of service in the calculation of his supplemental retirement benefit and the benefits payable under the Company's retiree medical benefit plans, and two years of continued participation in the Company's employee benefit plans and programs.

         A trust fund has been established by the Company for the funding of the supplemental retirement benefits accruing under the employment agreements with Messrs. Woodson, Fiscus, Crowe, Vallillo and Henricksen, and to ensure the performance of the Company's other payment obligations under each of these employment agreements and the Company's Change in Control Severance Plan in the event of a change in control of the Company.



OPTION/SAR GRANTS IN LAST FISCAL YEAR

                       NUMBER OF     % OF TOTAL                              POTENTIAL REALIZABLE VALUE
                       SECURITIES    OPTIONS/SARS                            AT ASSUMED ANNUAL RATES
                       UNDERLYING    GRANTED TO     EXERCISE OR              OF STOCK PRICE APPRECIATION
                       OPTIONS/SARS  EMPLOYEES IN   BASE PRICE   EXPIRATION       FOR OPTION TERM
                                                                             ---------------------------
NAME                   GRANTED (#)   FISCAL YEAR    ($/SHARE)      DATE        5%($)           10%($)
----                   -----------   -----------    ---------      ----        -----           ------

Nathaniel D. Woodson     21,000         21.8%       $43.2188     03/22/09     $453,797        $907,594
Robert L. Fiscus         15,500         16.1%        43.2188     03/22/09      334,945         669,891
James F. Crowe            8,000          8.3%        43.2188     03/22/09      172,875         345,750
Anthony J. Vallillo       8,000          8.3%        43.2188     03/22/09      172,875         345,750
Albert N. Henricksen      8,000          8.3%        43.2188     03/22/09      172,875         345,750

-------------------
         These are stock options on shares of the Company's common stock granted on March 22, 1999. The options include reload rights and are exercisable at the rate of one-third of the options on each of the first three anniversaries of the grant date.

STOCK OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

         The following table shows aggregated common stock option exercises during 1999 by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company, including the aggregate value of gains realized on the dates of exercise. In addition, this table shows the number of shares covered by both exercisable and non-exercisable options as of December 31, 1999. Also reported are the values as of December 31, 1999 for "in-the-money" options, calculated as the positive spread between the exercise price of existing options and the year-end fair market value of the Company's common stock.

         The amounts listed in the column captioned "Value of Unexercised In-the-Money Options/SARs at FY-End ($)" in the table below represent the fair market value of the shares of common stock underlying the options listed as of December 31, 1999 ($51.375 per share) minus the exercise price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES



                                                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                         SHARES                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                       ACQUIRED ON    VALUE         OPTIONS/SARS AT FY-END(#)             AT FY-END ($)
                                                   -----------------------------  -----------------------------
      NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE   NOT EXERCISABLE  EXERCISABLE   NOT EXERCISABLE
      ----             ------------- -----------   -----------------------------  -----------   ---------------

Nathaniel D. Woodson       0            $0            16,000        85,000         $  99,499       $569,278
Robert L. Fiscus           0             0            10,500        15,500           157,500        126,422
James F. Crowe             0             0                 0         8,000                 0         65,250
Anthony J. Vallillo        0             0                 0         8,000                 0         65,250
Albert N. Henricksen       0             0                 0         8,000                 0         65,250

RETIREMENT PLANS

         The following table shows the estimated annual benefits payable as a single life annuity under the Company's qualified defined benefit pension plan on retirement at age 65 to persons in the earnings classifications and with the years of service shown. Retirement benefits under the plan are determined by a fixed formula, based on years of service and the person's average annual earnings from the Company during the three years during which the person's earnings from the Company were the highest, applied uniformly to all persons.

        AVERAGE
 ANNUAL EARNINGS DURING
      THE HIGHEST 3                           ESTIMATED ANNUAL BENEFITS PAYABLE AT AGE 65
                                              -------------------------------------------
    YEARS OF SERVICE           20 YEARS       25 YEARS       30 YEARS         35 YEARS        40 YEARS
    ----------------           --------       --------       --------         --------        --------
        $100,000               $32,000         $40,000        $48,000          $48,000         $48,000
        $150,000               $48,000         $60,000        $72,000          $72,000         $72,000
        $200,000               $51,200         $64,000        $76,800          $76,800         $76,800
        $250,000               $51,200         $64,000        $76,800          $76,800         $76,800
        $300,000               $51,200         $64,000        $76,800          $76,800         $76,800
        $350,000               $51,200         $64,000        $76,800          $76,800         $76,800
        $400,000               $51,200         $64,000        $76,800          $76,800         $76,800
        $450,000               $51,200         $64,000        $76,800          $76,800         $76,800

         Earnings amounts listed in the column captioned "Average Annual Earnings During the Highest 3 Years of Service" include annual salary and cash bonus awards paid under the Executive Incentive Compensation Program. See "Executive Compensation" above. The annual estimated benefit amounts shown in the table are not subject to any deduction for Social Security or other offset amounts.

         Internal Revenue Code Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $160,000 for 1999. This limit was used in the preparation of the table. In addition, qualified plan benefits cannot exceed an Internal Revenue Code Section 415(b) limit of $130,000 for 1999. The board of directors has adopted a supplemental executive retirement plan that has permitted the directors to award supplemental retirement benefits to Messrs. Woodson, Fiscus, Crowe, Vallillo and Henricksen and to other officers individually selected by the directors in amounts sufficient to prevent these Internal Revenue Code limitations from adversely affecting their retirement benefits determined by the pension plan's fixed formula.

         As of their last employment anniversary dates, Messrs. Woodson, Fiscus, Crowe, Vallillo and Henricksen had accrued 2, 27, 35, 31 and 36 years of service, respectively.

                                   * * * *

                               BOARD OF DIRECTORS
                COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         All of the members of the Compensation and Executive Development Committee of the board of directors (the committee) are non-employee directors.

         The committee, with the assistance of an outside compensation consulting firm, formulates all of the objectives and policies relative to the compensation of the officers of the Company, subject to approval by the entire board of directors; and the committee recommends to the board of directors all of the elements of the officers' compensation arrangements, including the design and adoption of compensation programs, the identity of program participants, salary grades and structure, annual payments of salaries, and any awards under the annual incentive compensation program and the long-term incentive program.

         The Company's basic executive compensation program consists of three components: annual salaries, bonuses under an annual incentive compensation program, and long-term incentive program awards. The overall objective of this program is to attract and retain qualified executives and to produce strong financial performance for the benefit of the Company's shareowners, while providing a high level of customer service and value for its customers. Accordingly, all of the committee's decisions, in 1999 and in prior years, have ultimately been based on the committee's assessment of the Company's performance in these regards. As benchmarks, the committee compares the Company's overall performance relative to other electric utilities of comparable size, the compensation practices and programs of other companies that are most likely to compete with the Company for services of executive officers, the Company's strategic objectives, and the challenges it faces.

         The committee formulates annual salary ranges for officers by periodic comparisons to rates of pay for comparable positions in other electric utilities, as reported in the Edison Electric Institute's Executive Compensation Survey (the EEI Survey). Within the applicable range, each individual officer's annual salary is then set at a level that will compensate the officer for day-to-day performance, in the light of the officer's level of responsibility, past performance, prior year's salary and bonus, and potential future contributions to the Company's strategic objectives.

         As described in detail above at "Executive Compensation," the Company's annual incentive compensation program and its long-term incentive program have somewhat different purposes. Under the annual Executive Incentive Compensation Program, cash awards may be made each year to officers based on their achievement of performance levels formulated by the committee with respect to
(1) specific shareowner financial goals, (2) specific business unit goals, (3) specific team/individual goals, and (4) a qualitative assessment of the officers' performance as a group with respect to strategic opportunities of the Company during that year, and based on such other factors as the committee deems relevant. The Company's Long-Term Incentive Program rewards officers for achieving a return to shareowners over three-year periods of time. Under the Long-Term Incentive Program that was replaced by the 1999 Stock Option Plan approved by the shareowners last year, long-term incentive awards have been linked to the total return to the shareowners compared to a peer group of electric utilities. This program continues to provide strong incentives for superior future performance under the three-year contingent performance share awards granted in 1998; and it also encourages officers to continue serving the Company, because the earning of each incentive award is conditioned upon the officer's continued service for the award's three-year performance period. Continued service is also a key feature of the Company's 1999 Stock Option Plan. As described above at "Executive Compensation," this plan provides officers with incentives to contribute to the Company's success as measured by the market value of its common stock. Except as otherwise provided in the plan, an officer optionee may exercise a stock option only if he or she is, and has continuously been since the date that the stock option was granted, a full-time employee of the Company or one of its subsidiaries.

         For 1999, the bonus opportunities of the Company's officers were targeted by the committee so that the combination of each officer's 1999 salary and annual Executive Incentive Compensation Program award, assuming that pre-established performance goals were met, would approximate, on average, the 50th percentile of compensation for comparable positions as reported in the 1998 Edison Electric Institute's Executive Compensation Survey. Goals were established to focus the officers' attention at the corporate level on shareowner financial measures and at the business unit level on a "balanced scorecard," covering business unit financial, operational, customer and human resource measures. A prerequisite threshold level of recurring earnings per share was specified in order for any bonus to be earned. For 1999 the pre-established shareowner financial goals, accounting for 70% of the bonus awards of the Chairman of the Board of Directors, President and Chief Executive Officer and the Vice Chairman of the Board of Directors and Chief Financial Officer and 40% of the business unit leaders' bonus awards, included two measures: recurring earnings per share from operations and recurring cash from operations available to pay down debt. For each of the business unit leaders, 40% of the bonus award for 1999 was based on the achievement of business unit "balanced scorecard" goals. The remaining 30% of the bonus awards of the Chairman of the Board of Directors, President and Chief Executive Officer and the Vice Chairman of the Board of Directors and Chief Financial Officer and 20% of the business unit leaders' bonus awards for 1999 were based on the committee's qualitative assessment of the performance of the Company's officers as a group with respect to 1999 strategic opportunities. For 1999, this assessment focused on the officers' achievements in the implementation of the Company's vision, which is to position the Company to be the premier regulated distribution utility to the regional community and the leading value-added energy services supplier to the Company's specific customers. The committee believed that the implementation plan should include items such as: addressing the issues of (i) sale of non-nuclear generating assets, (ii) successful commencement of retail access on January 1, 2000, (iii) Year-2000 rollover without interruption of services or any major business system, (iv) formation of a holding company, and (v) investment in non-regulated businesses.

         The officers' achievements with respect to 1999 pre-established shareowner financial goals were especially strong: 150% of the recurring earnings per share from operations goal and 150% of the recurring cash available to pay down debt goal. Business unit leader achievements of business unit goals were also strong, and ranged between 116% and 125% of the several goals.

         Overall, the committee's bonus awards for 1999 under the Executive Incentive Compensation Program ranged between 133% and 163% of the pre-established targeted awards, depending on the individual officer's achievements, reflecting a strong performance by the Company's officers.

         Long-term incentives, in recognition of the increasingly competitive business environment for utilities, are based on a competitive blend of utility and general industry award levels. It is the intention of the committee to transition, over a period of several years, to a 50%/50% blend of median utility and general industry long-term incentive awards. The committee believes that the partial use of general industry data recognizes the more competitive environment for utilities, and that it is an important step toward ensuring the Company's ability to continue attracting, retaining and motivating experienced executive talent, given similar changes in the compensation programs at other utilities.

         Under the Company's Long-Term Incentive Program, which is now the 1999 Stock Option Plan, a total of 132,000 Nonqualified Stock Options, with reload rights, were awarded in 1999 to a total of 29 directors, officers and key employees of the Company. The number of options granted to each officer was based on a weighted blend of 70% median utility and 30% general industry long-term award levels for comparably-sized companies. Grants made in 2000 have been based on a weighted blend of 60% median utility and 40% general industry long-term incentive data.

         It is not expected that any compensation paid to an executive officer during 2000 will become non-deductible under Internal Revenue Code Section 162(m). Section 162(m) provides that no deduction will be available to a publicly-held corporation for any compensation in a tax year paid to any executive officer in excess of $1 million.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1999

         In March of 1999, the committee recommended, and the board of directors approved, a 1999 annual salary of $412,000 for Mr. Woodson, as Chairman of the Board of Directors, President and Chief Executive Officer of the Company. This annual salary was between the median and the 75th percentile salary for this officership position at other electric utilities of comparable size, as reported in the 1998 Edison Electric Institute's Executive Compensation Survey, and below the 25th percentile of a general industry sample for companies of similar size. It was the committee's judgment that the salary was appropriate for an executive with the skills and abilities of Mr. Woodson to lead the Company forward in the competitive business environment for utilities. Mr. Woodson's bonus performance target for 1999 under the annual Executive Incentive Compensation Program was set at $144,200, consisting of a prerequisite threshold level of recurring earnings per share from operations goal and pre-established goals with respect to recurring cash from operations available to pay down debt and strategic opportunities, as detailed above. At the conclusion of 1999, the committee recommended, and the board of directors approved, a 1999 bonus award of $220,000 to Mr. Woodson, representing 143% of his prorated targeted annual performance bonus based on the achievements as described above and an additional sum of $14,515 based on the committee's judgment that Mr. Woodson's performance during 1999 had been extraordinary.

         The committee's qualitative assessment of the performance of the officers as a group with respect to strategic opportunities during 1999 was very positive and, in the judgment of the committee, reflected favorably on Mr. Woodson's leadership.

                COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE

                            Thelma R. Albright, Chair
                            Marc C. Breslawsky
                            David E. A. Carson
                            F. Patrick McFadden, Jr.
                            Daniel J. Miglio
                            James A. Thomas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No director of the Company who served as a member of the Compensation and Executive Development Committee during 1999 was, during 1999 or at any time prior thereto, an officer or employee of the Company. During 1999, no director of the Company was an executive officer of any other entity on whose Board of Directors an executive officer of the Company served.

DIRECTOR COMPENSATION

         Directors who are employees of the Company receive no compensation for their service as directors.

         The remuneration of non-employee directors of the Company includes an annual retainer fee of $21,000, payable $9,000 for service during the first quarter of the year and $4,000 each for service during the second, third and fourth quarters of the year (the $9,000 retainer fee payable for service during the first quarter of the year is payable in shares of the Company's common stock or by credit to a stock account under the Non-Employee Directors' Common Stock and Deferred Compensation Plan described below), plus a fee of $1,000 for each meeting of the board of directors or committee of the board of directors attended. Committee chairpersons receive an additional fee of $750 per quarter year. Non-employee directors are also provided travel/accident insurance coverage in the amount of $200,000.

         The Company's Non-Employee Directors' Common Stock and Deferred Compensation Plan has two features: a mandatory common stock feature; and an optional deferred compensation feature. Each non-employee director has two accounts in the plan: a stock account for the accumulation of units that are equivalent to shares of common stock, and on which amounts equal to cash dividends on the shares of the Company's common stock represented by stock units in the account accrue as additional stock units; and a cash account for accumulation of the director's fees payable in cash that the director elects to defer, and on which interest accrues at the prime rate in effect at the beginning of each month at Citibank, N.A.

         Under the common stock feature of the plan, a credit of stock units to each non-employee director's stock account in the plan is made on or about the first day of March in each year, unless the director elects to receive shares of common stock in lieu of having an equivalent number of stock units credited to his or her stock account. Each annual stock account credit consists of a number of whole and fractional stock units equal to the sum of 200 plus the quotient resulting from dividing the retainer fee for the first quarter of the year by the market value of the Company's common stock on the date of the credit.

         Under the deferred compensation feature of the plan, a non-employee director may elect to defer receipt of all or part of (i) his or her retainer fee for service during the second, third and fourth quarters of each year, (ii) his or her committee chairperson fees, and/or (iii) his or her meeting fees, that are payable in cash. All amounts deferred are credited when payable, at the director's election, to either the director's cash account or to the director's stock account (in a number of whole and fractional stock units based on the market value of the Company's common stock on the date the fee is payable) in the plan.

         All amounts credited to a non-employee director's cash account or stock account in the plan are at all times fully vested and nonforfeitable, and are payable only upon termination of the director's service on the board of directors. At that time, the cash account is payable in cash and the stock account is payable in an equivalent number of shares of common stock or, at the director's election, in cash based on the market value of an equivalent number of shares of the Company's common stock.

         Under the Company's 1999 Stock Option Plan described above, each non-employee director was granted 4,500 stock options, with reload rights, on March 22, 1999. These options are exercisable at the rate of one-third of the options on each of the first three anniversaries of the grant date, at an exercise price per share of $43 7/32, which was the fair market value of the Company's common stock on March 22, 1999.

SHAREOWNER RETURN PRESENTATION

         The line graph appearing below compares the yearly change in the Company's cumulative total shareowner return on its common stock with the cumulative total return on the S&P Composite-500 Stock Index, the S&P Public Utility Index and the S&P Electric Power Companies Index for the period of five fiscal years commencing 1995 and ending 1999.



                                      [GRAPH]



                   1994       1995        1996       1997       1998      1999
                   ----       ----        ----       ----       ----      ----
UIL                $100       $134        $124       $190       $224     $236
S&P 500             100        138         169        226        290      351
S&P PUB. UTY.       100        142         147        183        210      191
S&P EL. CO.         100        131         131        165        191      154

* ASSUMES THAT THE VALUE OF THE INVESTMENT IN THE COMPANY'S COMMON STOCK AND EACH INDEX WAS $100 ON DECEMBER 31, 1994 AND THAT ALL DIVIDENDS WERE
   REINVESTED. FOR PURPOSES OF THIS GRAPH, THE YEARLY CHANGE IN CUMULATIVE SHAREOWNER RETURN IS MEASURED BY DIVIDING (I) THE SUM OF (A) THE CUMULATIVE AMOUNT OF DIVIDENDS FOR THE YEAR, ASSUMING DIVIDEND REINVESTMENT, AND (B) THE DIFFERENCE IN THE FAIR MARKET VALUE AT THE END AND THE BEGINNING OF THE YEAR, BY (II) THE FAIR MARKET VALUE AT THE BEGINNING OF THE YEAR. THE CHANGES DISPLAYED ARE NOT NECESSARILY INDICATIVE OF FUTURE RETURNS MEASURED BY THIS OR ANY METHOD.

EMPLOYMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors of the Company, at a meeting held on January 24, 2000, and in accordance with the recommendation of its Audit Committee, voted to employ the firm of PricewaterhouseCoopers LLP to make an audit of the books and affairs of the Company for the fiscal year 2000. One or more representatives of PricewaterhouseCoopers LLP will attend the annual meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to answer questions that may be asked by shareowners.

         If the shareowners do not, by the affirmative vote of a majority of the shares of common stock represented at the meeting, approve the employment of PricewaterhouseCoopers LLP as independent public accountants, their employment will be reconsidered by the board of directors.

DATE FOR SUBMISSION OF PROPOSALS BY SECURITY HOLDERS

         Shareowners who intend to present proposals for action at the 2001 Annual Meeting of the Shareowners are advised that such proposals must be received at the principal executive offices of the Company by January 11, 2001 in order to be included in the Company's proxy statement and form of proxy for that meeting.

         THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE YOU WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT, WITHOUT CHARGE, IF YOU REQUEST IT IN WRITING. PLEASE DIRECT YOUR WRITTEN REQUESTS TO CHARLES J. PEPE, ASSISTANT TREASURER AND ASSISTANT SECRETARY, THE UNITED ILLUMINATING COMPANY, 157 CHURCH STREET, P.O. BOX 1564, NEW HAVEN, CONNECTICUT 06506. COPIES OF THE ANNUAL REPORT ON FORM 10-K THAT ARE SENT TO YOU WILL NOT INCLUDE EXHIBITS UNLESS YOU SPECIFICALLY REQUEST EXHIBITS AND AGREE TO PAY A FEE TO DEFRAY THE COPYING AND POSTAGE COSTS (10 CENTS PER PAGE, PLUS POSTAGE).

                               BY ORDER OF THE BOARD OF DIRECTORS,

May 10, 2000                   ROBERT L. FISCUS,
                               VICE CHAIRMAN OF THE BOARD OF DIRECTORS,
                               CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

                       DIRECTIONS TO QUINNIPIAC UNIVERSITY
                       -----------------------------------

FROM NEW LONDON VIA I-95:
------------------------

Take I-95 to New Haven. Then take I-91 North to Exit 10 (Route 40). Follow Route 40 approximately 3 miles to its end (at Whitney Avenue). Turn right onto Whitney Avenue (Route 10) and proceed North for 1.4 miles. Turn right onto Mount Carmel Avenue and go 0.3 miles to campus.

FROM NEW YORK CITY VIA I-95:
---------------------------

Take I-95 to New Haven. Then take I-91 North to Exit 10 (Route 40). Follow Route 40 approximately 3 miles to its end (at Whitney Avenue). Turn right onto Whitney Avenue (Route 10) and proceed North for 1.4 miles. Turn right onto Mount Carmel Avenue and go 0.3 miles to campus.

FROM NEW YORK CITY VIA THE WILBUR CROSS PARKWAY (MERRITT PARKWAY):
-----------------------------------------------------------------

Take the Parkway  (Route 15) to Exit 61. Turn right onto Whitney  Avenue  (Route
10) and proceed North 3 miles to Mount Carmel Avenue. Turn right onto Mount Carmel Avenue and go 0.3 miles to campus.

FROM HARTFORD VIA I-91:
----------------------
Take I-91 South to Exit 10 (Route 40). Follow Route 40 approximately 3 miles to its end (at Whitney Avenue). Turn right onto Whitney Avenue (Route 10) and proceed North for 1.4 miles. Turn right onto Mount Carmel Avenue and go 0.3 miles to campus.

                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS

         DATE:    June 26, 2000

         TIME:    10:00 a.m.

         PLACE:   Quinnipiac University
                  275 Mount Carmel Avenue
                  Hamden, Connecticut

MATTERS TO BE VOTED ON:

1.   Election of directors.

2. Approval of the employment of PricewaterhouseCoopers LLP as the Company's independent public accountants for 2000.

3. Any other matters properly brought before the shareowners at the annual meeting or any adjournment of the annual meeting.

         You can vote your shares of common stock at the annual meeting if the Company's records show that you owned the shares on April 24, 2000.

         WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT WE HAVE PROVIDED TO YOU. IF YOU MAIL US BACK THE ENVELOPE FROM ANYWHERE IN THE UNITED STATES, THEN YOU DON'T HAVE TO PUT ANY POSTAGE STAMPS ON THE ENVELOPE.

May 10, 2000

                               By Order of the Board of Directors,

                               ROBERT L. FISCUS,
                               VICE CHAIRMAN OF THE BOARD OF DIRECTORS,
                               CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

    IN ORDER TO SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE MAIL YOUR PROXY PROMPTLY - REGARDLESS OF THE NUMBER OF SHARES YOU OWN, AND REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

DIRECTIONS TO QUINNIPIAC UNIVERSITY APPEAR AT THE END OF THE PROXY STATEMENT.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
[X] Please mark your
    votes as in this
    example

                     FOR all nominees listed         WITHHOLD AUTHORITY
                     (except as indicated            to vote for all nominees
                      to the contrary)               listed at right
(1)  ELECTION OF           [_]                             [_]
     BOARD OF
     DIRECTORS

 NOMINEES:    Thelma R. Albright
              Marc C. Breslawsky
              David E. A. Carson
              Arnold L. Chase
              John F. Croweak
              Robert L. Fiscus
              Betsy Henley-Cohn
              John L. Lahey
              F. Patrick McFadden, Jr.
              Daniel J. Miglio
              James A. Thomas
              Nathaniel D. Woodson

and, in their discretion, such other person or persons as the present Board of Directors shall determine, if one or more of said nominees is unable to serve.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write that nominee's name in the space provided below.)

----------------------------------------------------

(2)  APPROVAL OF THE EMPLOYMENT OF       FOR       AGAINST      ABSTAIN
     PRICEWATERHOUSECOOPERS LLP AS       [_]         [_]          [_]
     THE COMPANY'S INDEPENDENT
     PUBLIC ACCOUNTANTS FOR 2000.
     (Proposed by the Board of
      Directors.)

(3)  IN THEIR DISCRETION, ANY OTHER      FOR       AGAINST      ABSTAIN
     MATTERS PROPERLY BROUGHT BEFORE     [_]         [_]          [_]
     THE SHAREOWNERS AT THE ANNUAL
     MEETING OR ANY ADJOURNMENT OF
     THE ANNUAL MEETING.


Signature                         Signature                  Dated
         ------------------------          -----------------      -------------

NOTE: When signing as attorney, executor, administrator, trustee or guardian, give title as such. If signer is a corporation, sign in the corporate name by duly authorized officer.

                         THE UNITED ILLUMINATING COMPANY

                               COMMON STOCK PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John L. Lahey, or F. Patrick McFadden, Jr. (in the absence of Mr. Lahey), or Betsy Henley-Cohn (in the absence of Messrs. Lahey and McFadden) as proxy, for and in the name of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of the common stock of The United Illuminating Company that the undersigned is entitled to vote at the Annual Meeting of the Shareowners to be held on Monday, June 26, 2000, and at any adjournments thereof.

      THIS PROXY, WHEN PROPERLY SIGNED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER INDICATED ON THE REVERSE SIDE. UNLESS OTHERWISE DIRECTED ON THE REVERSE SIDE, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ELECTION OF ALL NOMINEES LISTED TO THE BOARD OF DIRECTORS AND FOR ITEM (2).

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)